SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

         The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments, thereto, to be filed by said Corporation in March 1997 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of March, 1997.

                                                        /s/ Stephen M. Puricelli
                                                        ------------------------
                                                            Stephen M. Puricelli



                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

         The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments, thereto, to be filed by said Corporation in March 1997 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of March, 1997.

                                                       /s/ Dennis J. Shaughnessy
                                                       -------------------------
                                                           Dennis J. Shaughnessy


                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

         The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments, thereto, to be filed by said Corporation in March 1997 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of March, 1997.

                                                           /s/ Timothy H. Hanson
                                                           ---------------------
                                                               Timothy H. Hanson


                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

         The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments, thereto, to be filed by said Corporation in March 1997 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of March, 1997.

                                                         /s/ Glenn G. Mackintosh
                                                         -----------------------
                                                             Glenn G. Mackintosh

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

         The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments, thereto, to be filed by said Corporation in March 1997 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 25th day of March, 1997.

                                                               /s/ Robert Forbes
                                                               -----------------
                                                                   Robert Forbes

                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

         The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments, thereto, to be filed by said Corporation in March 1997 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of March, 1997.

                                                          /s/ Ervin F. Kamm, Jr.
                                                          ----------------------
                                                              Ervin F. Kamm, Jr.


                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

         The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments, thereto, to be filed by said Corporation in March 1997 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of March, 1997.

                                                           /s/ Eric P. Rundquist
                                                           ---------------------
                                                               Eric P. Rundquist


                          SECURE COMPUTING CORPORATION

                                Power of Attorney
                           of Director and/or Officer

         The undersigned director and/or officer of Secure Computing Corporation, a Delaware corporation, does hereby make, constitute and appoint Jeffrey H. Waxman and Steven M. Maurer, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments, thereto, to be filed by said Corporation in March 1997 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 21st day of March, 1997.

                                                       /s/ Robert J. Frankenberg
                                                       -------------------------
                                                           Robert J. Frankenberg